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                                                               Exhibit 10.12

THIS INSTRUMENT PREPARED BY:
Linda M. Crouch, Esq.
207 Mockingbird
Lane Johnson City, Tennessee 37601


                                 QUITCLAIM DEED

    KNOW ALL MEN BY THESE PRESENTS, that JOHNSON COUNTY, TENNESSEE, one of the political subdivisions of the State of Tennessee ("Grantor"), for and in consideration of Three Hundred Nineteen Thousand Five Hundred Twenty-Five and 50/100 Dollars ($319,525.50) in hand paid, does hereby bargain, sell, remise, release, quitclaim and convey unto NN BALL & ROLLER, INC., a Tennessee corporation ("Grantee"), all of the Grantor's interest in the following described real estate located in Johnson County, Tennessee, more particularly described on Exhibit "A" attached hereto; provided, however, that there is also hereby expressly

    EXCEPTED AND RESERVED unto Grantor, its successors and assigns a permanent forty foot right of way easement along the northerly and westerly boundaries of Tract One of the property hereinabove conveyed, which easement is more particularly described in Deed Book 114, Page 233 in the Register's Office for Johnson County, Tennessee and as set forth on that plat of survey entitled "As Built and Boundary Survey of the Economic and Community Development, State of Tennessee Tract and a Portion of the Johnson County, Tennessee Tract in the Johnson County Industrial Park", dated February 15, 1996, prepared by Nelson Elam, Tennessee Registered Land Surveyor No. 1642, Suite 100, Tri-City Airport Terminal Building, Blountville, Tennessee, 37617 and recorded at Plat Cabinet #3, Slide 131 in the Register's Office for Johnson County, Tennessee, for the purposes of: (i) a road right of way and the construction, repair and maintenance of same; (ii) laying, maintaining, inspecting and repairing any and all utilities as may be necessary for the development of the Johnson County Industrial Park, including, without limitation, all installations of electric power, gas, water, drainage, installations for the transmission of intelligence and other necessary utilities; and (iii) existing pipelines, as are now installed, and the inspection, maintenance, repair and service of same.

    Grantor also EXCEPTS AND RESERVES unto itself, an extension of the forty foot right of way easement hereinabove reserved across the westerly boundary of Tract Two of the property hereinabove conveyed, which easement is more particularly described on Exhibit "B" attached hereto and incorporated herein by reference, for the same aforementioned purposes. Said easements shall be appurtenant to the rest, residue and remainder of those properties owned by Johnson County, Tennessee in the Johnson County Industrial Park.

    IN TESTIMONY WHEREOF, the undersigned has have executed this instrument on this the 20th day of January, 1997.

                              JOHNSON COUNTY, TENNESSEE

                               By: /s/ George Lowe
                                  ------------------------------
                                   George Lowe, County Executive

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STATE OF TENNESSEE
COUNTY OF JOHNSON

    Personally appeared before me, Danny C. Cullop, County Clerk in and for said State and County duly commissioned and qualified, George Lowe, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who acknowledged that he executed the foregoing instrument for the purposes therein contained, and who further acknowledged that he is the County Executive of Johnson County, Tennessee (the "Grantor") and is authorized by the Maker to execute this instrument on behalf of the Grantor.

    WITNESS my hand and seal at office, on this 20th day of January, 1997.

                              COUNTY CLERK

                              /s/ Danny C. Cullop
                                 ---------------------

My Commission Expires:

N/A

                             ********************

PROPERTY ADDRESS:                           I, or we, hereby swear or
                                        affirm that, to the best of
378 Industrial Park                     affiant's knowledge, information
Mountain City, TN 37683                 and belief, the actual
                                        consideration for this transfer
MAIL TAX BILLS TO: (Person or Agency    is $319,525.50 ($300,000 for
responsible for payment of taxes)       Tract One and $19,525.50 for
NN Ball & Roller, Inc.                  Tract Two.)
800 Tennessee Road
Erwin, Tennessee 37650                  AFFIANT

Map #53                                 /s/ Roderick R. Baty
Tract One:                                  --------------------
Tax Parcel I.D.: 71.02
                -------                 Subscribed and sworn before me
                                        this 20th day of January 1997
Tract Two:
Tax Parcel I.D.: Part of 71             COUNTY CLERK
                -----------
                                        /s/ Danny C. Cullop
State Tax:       $1,183.15                 ----------------
Register's Fee:       1.00
Recording Fee:       24.00              My Commission Expires:
                -----------
Total:           $1,207.15              N/A


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                               EXHIBIT "A"

SITUATE, lying and being in the 7th Civil District of Johnson County, Tennessee, and being more particularly described as follows, to-wit:

TRACT ONE:

A tract of land being generally located south of State Route 67, west of Pedro Shoun Road (right of way width unknown), and east of a tract conveyed to the State of Tennessee's Department of Corrections for the Northeast Correctional Facility and being more particularly described as follows:

BEGINNING at a point in the common line of the Northeast Correctional Facility and said tract, said common line being the Easterly most line of said Northeast Correctional Facility, said point being 1873.37 feet Southerly from the Southerly margin of State Route 67; thence with said common line, N. 15 40' 28" W., 455.42 feet to an iron rod, corner to Johnson County (Book 100, page 817); thence with Johnson County's line, the following two courses and distances: N. 74 19' 32" E., 192.00 feet to a point and S. 83 50' 49" E.,
91.52 feet to a point in the margin of Industrial Boulevard (80 foot right of way); thence continuing with said margin, with a curve to the left having a radius of 75.00 feet (central angle = 125 , 19' 21"), 164.04 feet to a point, corner to Johnson County; thence leaving said margin of Industrial Boulevard and with the line of Johnson County the following three courses and distances: N. 74 06' 32" E., 218.93 feet to a point; S. 15 37' 58" E., 302.39 feet to a point and S. 74 06' 32" W., 558.08 feet to the point of BEGINNING, and containing 4.807 acres, more or less and being identified as Tract No. 1 of a map entitled "As Built and Boundary Survey of the Economic and Community Development, State of Tennessee Tract and a Portion of the Johnson County, Tennessee Tract in the Johnson County Industrial Park", dated February 15, 1996, prepared by Nelson Elam, Tennessee Registered Land Surveyor No. 1642, Suite 100, Tri-City Airport Terminal Building, Blountville, Tennessee, 37617, which map is recorded at Plat Cabinet #3, Slide 131 in the Register's Office for Johnson County, Tennessee.

AND BEING the same property conveyed to Johnson County, Tennessee and Department of Economic and Community Development, State of Tennessee, by the following deeds: 1) Deed from Thomas R. Grayson, Trustee, dated March 12, 1987, recorded in Deed Book 112, page 395, 2) Deed from Johnson County, Tennessee, dated December 4, 1987, recorded in Deed Book 114, page 233, all in the Register's Office for Johnson County, Tennessee. The Department of Economic and Community Development, State of Tennessee conveyed its interest in said property to Johnson County, Tennessee by deed dated November 21, 1996, recorded in Deed Book 140, Page 206 in the Register's Office for Johnson County, Tennessee.

TRACT TWO:

A tract of land being generally located south of State Route 67, west of Pedro Shoun Road (right of way width unknown), and east of a tract conveyed to the State of Tennessee's Department of Corrections for the Northeast Correctional Facility and being more particularly described as follows:

BEGINNING at a monument in the common line of the Department of Corrections, said point being corner to property of Johnson County, Tennessee and the Department of Economic and Community Development, State of Tennessee, (Deed Book 112, page 395 and Deed Book 114, page 233); thence with the line of Johnson County and the State of Tennessee the following three courses and distances: N. 74 06' 32" E., 558.08 feet to an iron rod new; thence N. 15 37' 58" W., 302.39 feet to an iron rod new and S. 74 06' 32" W., 218.93 feet to an iron rod new in the margin of Industrial Boulevard (80' right of way); thence with said boulevard the following calls: with a curve to the left having a radius of 75.00 feet, a delta of 118 04' 13" and an arc length of 154.55 feet to an iron rod new; thence with a curve to the right having a radius of 100.00 feet, a delta of 45 13' 53" and an arc length of 78.94 feet to an iron rod new; thence with a curve to the left having a radius of 414.00 feet, a delta of 16 26' 09" and an arc length of 118.76 feet to an iron rod new; thence N. 15 45' 00" W., 117.44 feet to an iron rod new; thence with the new proposed Industrial access road, the following calls: with a curve having a radius of 25.00 feet, a delta of 135 00' 00", and an arch length of 58.91 feet; thence S. 60 45' 00" E., 95.19 feet to an iron rod; thence with a curve

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having a radius of 271.56 feet, a delta of 46 15' 22" and an arc length of
219.23 feet to an iron rod new; thence S. 14 29' 38" E., 174.67 feet to an iron rod new; thence with a curve having a radius of 602.95 feet, a delta of 12 36' 51" and an arc length of 132.74 feet to an iron rod new; thence S. 27 06' 29" E., 326.49 feet to an iron rod new; thence leaving said proposed road, S. 74 21' 02" W., 652.75 feet to an iron rod new set in the Department of Corrections line; thence with said common line, N. 24 46' 00" W., 149.76 feet to the point of BEGINNING and containing 4.339 acres, more or less, and being designated as Tract No. 2 of a map entitled "As Built and Boundary Survey of the Economic and Community Development, State of Tennessee Tract and a Portion of the Johnson County, Tennessee Tract in the Johnson County Industrial Park", dated February 15, 1996, prepared by Nelson Elam, Tennessee Registered Land Surveyor No. 1642, Suite 100, Tri-City Airport Terminal Building, Blountville, Tennessee, 37617, which map is recorded at Plat Cabinet #3, Slide 131 in the Register's Office for Johnson County, Tennessee.

AND BEING part of the same property conveyed to Johnson County, Tennessee, by Buccaneer Stores, Inc., by deed dated September 11, 1981, of record in Deed Book 100, page 817, in the Register's Office for Johnson County, Tennessee.


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                                    EXHIBIT "B"

                          DESCRIPTION OF EASEMENT AREA

BEGINNING at a monument in the common line of Tract Two hereinabove conveyed and the Department of Corrections, said point being corner to said Tract Two and Tract One hereinabove conveyed; thence with the line of said Tract Two south 24 46' 00" east 149.76 feet to an iron rod new at the common corner of Johnson County, Tennessee, the Department of Corrections and said Tract Two; thence north 74 21' 02" east 40.00 feet to a point in the line of Johnson County, Tennessee (Deed Book 100, Page 817); thence north 24 46' 00" west to a point in the common line of Tract Two and Tract One; thence south 74 06' 32" west 40.00 feet to the Point of BEGINNING.






STATE OF TENNESSEE, JOHNSON COUNTY
The foregoing instrument and certificate were noted in Note Book 8 Page 65 at 2:50 O'Clock PM 1/20/97 and recorded in Deed Book 140 Section ___ Page 253 State Tax Pd.
$1,182.15 Fee 1.00 Recording Fee $24.00 Total $1,207.15

Witness My Hand.

Receipt No. 55835 /s/ Patricia W. Hartley, Deputy Register
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